UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2026

Sleep Number Corporation
(Exact name of registrant as specified in its charter)

Minnesota	000-25121	41-1597886
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 3rd Avenue South, Minneapolis, MN 55404
(Address of principal executive offices) (Zip Code)

(763) 551-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	SNBR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 20-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01    Entry into a Material Definitive Agreement

On June 16, 2026, Sleep Number Corporation (“Sleep Number” or the “Company”) and its subsidiaries (together with Sleep Number, the “Debtors”) entered into the Fourteenth Amendment (the “DIP Amendment”) to Amended and Restated Credit and Security Agreement (the “Prepetition Credit Agreement”, and as amended by the DIP Amendment, the “DIP Credit Agreement”). Pursuant to the DIP Credit Agreement, the prepetition lenders under the Prepetition Credit Agreement (collectively, the “DIP Lenders”) have committed to provide up to $260 million of debtor-in-possession financing in the form of (i) new money superpriority senior secured term loan commitments in an aggregate principal amount of up to $65 million (the term loans made thereunder, the “DIP Loans”), available in multiple draws in an amount of up to $50 million upon entry of the interim DIP order and in an amount up to the difference between $65 million and the amount of DIP Loans actually funded prior to the entry of the final DIP order and (ii) roll-up loans comprising secured obligations under the Prepetition Credit Agreement that shall be converted and exchanged into roll-up loans under the DIP Credit Agreement in an aggregate principal amount of up to $195 million (the “Roll-Up Loans”). On June 15, 2026, the Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) entered the interim DIP order approving the transaction on an interim basis through the final hearing which is currently scheduled for July 9, 2026.

Sleep Number’s obligations under the DIP Loans and the Roll-Up Loans are guaranteed by each subsidiary of the Company. In addition, subject to the terms of the interim DIP order approving the DIP Loans and the Roll-Up Loans (or the final DIP order, when entered), the claims of the DIP Lenders are (or are expected to be) (i) entitled to superpriority administrative expense claim status and, subject to certain customary exclusions in the credit documentation, (ii) secured by (a) a perfected first priority lien on all DIP Collateral (as defined in the interim DIP order), to the extent such collateral is unencumbered, (b) a perfected priming senior security interest in and liens on the prepetition collateral, and (c) a perfected junior security interest in and liens on the DIP Collateral to the extent such DIP Collateral is subject to permitted prior senior liens.

Pursuant to the DIP Amendment, Sleep Number may make optional prepayments of the DIP Loans, in whole or in part, without penalty (other than applicable breakage and redeployment costs and the payment of certain other fees, including an exit fee). In addition, subject to certain exceptions and conditions described in the DIP Amendment, Sleep Number is obligated to prepay the obligations thereunder with the net cash proceeds of certain asset sales, casualty insurance proceeds, extraordinary receipts or the proceeds of any indebtedness not permitted to be incurred pursuant to the terms of the DIP Amendment.

The scheduled maturity date of the DIP Loans and the Roll-Up Loans is September 16, 2026. The DIP Loans and the Roll-Up Loans will bear an interest rate per annum equal to either SOFR plus 8.00% or the “base rate” plus 7.00%.

The DIP Credit Agreement contains representations, warranties and covenants that are typical and customary for these types of debtor-in-possession facilities, including, but not limited to specified restrictions on indebtedness, liens, investments, loans and guaranties, mergers and sales of assets, acquisitions, restricted payments, voluntary payments of other indebtedness, transactions with affiliates, sale and leaseback transactions and compliance with case milestones (including regarding a sale of substantially all of the assets of the Company and its subsidiaries), restrictive agreements, bankruptcy matters, cash management order and assumption or rejection of contracts and leases. The DIP Credit Agreement contains customary events of default, including as a result of certain events occurring in the Chapter 11 Cases. The DIP Credit Agreement requires compliance with variance covenants that compare actual operating disbursements, expenditures and receipts to the budgeted amounts set forth in the DIP budgets delivered to the DIP Agent and DIP Lenders on or prior to the closing date and updated periodically thereafter pursuant to the terms of the DIP Amendment. The proposed DIP facility remains subject to final approval by the Bankruptcy Court and each drawing thereunder is subject to certain conditions precedent.

The foregoing description of the DIP Amendment and DIP Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the DIP Amendment and DIP Credit Agreement filed hereto as Exhibit 10.1.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the Exhibits hereto contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are predictions based on our current expectations and our projections about future events, and are not statements of historical fact. Forward-looking statements include statements concerning our business strategy, among other things, including anticipated trends and developments in, and management plans for, our business and the markets in which we operate. In some cases, you can identify these statements by forward-looking words, such as “estimate,” “expect,” “anticipate,” “project,” “plan,” “intend,” “believe,” “forecast,” “foresee,” “likely,” “may,” “should,” “goal,” “target,” “might,” “will,” “could,” “predict,” and “continue,” the negative or plural of these words and other comparable terminology. All forward-looking statements included in this Form 8-K are based upon information available to us as of the filing date of this Form 8-K, and we undertake no obligation to update any of these forward-looking statements for any reason. You should not place undue reliance on these forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from those expressed or implied by these statements. These factors include the matters discussed in “Part I - Item 1A - Risk Factors” in our Annual Report on Form 10-K for the year ended January 3, 2026 as well as the additional factors included below. You should carefully consider the risks and uncertainties described under these sections.

A wide range of factors relating to the Chapter 11 Cases could materially affect future developments and performance, including but not limited to:

•	our ability to continue as a going concern;
•	our ability to successfully consummate the planned sale of the business pursuant to Section 363 of the Bankruptcy Code to any potential acquirer through an auction process in Chapter 11 and if consummated, to obtain an adequate price;
•	our ability to successfully complete a reorganization under Chapter 11 and emerge from bankruptcy;
•	the effects of the Chapter 11 Cases on us and on the interests of various constituents;
•	bankruptcy court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general;
•	the length of time the Company will operate under the Chapter 11 Cases;
•	risks associated with third-party motions in the Chapter 11 Cases;
•	the potential adverse effects of the Chapter 11 Cases on our liquidity and results of operations;
•	increased legal and other professional costs necessary to execute our reorganization;
•	the conditions to which our debtor-in-possession financing is subject, and the risk that these conditions may not be satisfied for various reasons, including for reasons outside of our control;
•	the consequences of the acceleration of our debt obligations;
•	employee attrition and our ability to retain senior management and key personnel due to the distractions and uncertainties, including our ability to provide adequate compensation and benefits during the Chapter 11 Cases;
•	our ability to comply with the restrictions imposed by the DIP Amendment;
•	the likely cancellation of our common shares in the Chapter 11 Cases;
•	the potential material adverse effect of claims that are not discharged in the Chapter 11 Cases;
•	the diversion of management’s attention as a result of the Chapter 11 Cases; and
•	volatility of our financial results as a result of the Chapter 11 Cases.

Item 2.03    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1*	Fourteenth Amendment to Amended and Restated Credit and Security Agreement dated as of June 16, 2026, by and among the Company and the other parties thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* In accordance with Item 601(a)(5) of Regulation S-K, certain schedules or similar attachments to this exhibit have been omitted from this filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Sleep Number Corporation (Registrant)

Date: June 16, 2026	By:	/s/ Samuel R. Hellfeld
	Name:	Samuel R. Hellfeld
	Title:	Executive Vice President, Chief Legal and Risk Officer